THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

TRUSTEES’

POWER OF ATTORNEY

The undersigned Trustee of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, organized by a special act of the Wisconsin Legislature (the “Company”), by his or her execution hereof, or an identical counterpart hereof, does hereby constitute and appoint John E. Schlifske, as his or her attorney-in-fact and agent, and in his or her name, place and stead, to execute and sign any registration statement, including any pre-effective or post-effective amendments thereto, together with all exhibits and schedules thereto and other documents and instruments associated therewith to be filed on either Form N-4 or Form N-6 (or on any other applicable form) with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933 and/or the Investment Company Act of 1940 in connection with variable contracts issued through separate accounts that are established by the Company, including the following:

New Variable Life Contracts (the “Contracts”) to be issued through Northwestern Mutual Variable Life Account II (VULP- NY) with the initial registration statements for the Contracts filed with the SEC beginning in September, 2019 or as soon thereafter as practicable.

The undersigned does hereby further authorize said attorney-in-fact and agent to make said filings with the SEC and with any federal or state securities or insurance regulatory authority as they determine to be required or necessary. The undersigned hereby ratifies and confirms all acts of each and either of said attorney-in-fact and agent which they may lawfully do or cause to be done by virtue hereof. As used herein, “variable contracts” means any contracts providing for benefits or values which may vary according to the investment experience of the separate account associated therewith, including variable annuity contracts and variable life insurance policies.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 16th day of September, 2019.

/s/ John N. Balboni                            Trustee

John N. Balboni

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

TRUSTEES’

POWER OF ATTORNEY

The undersigned Trustee of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, organized by a special act of the Wisconsin Legislature (the “Company”), by his or her execution hereof, or an identical counterpart hereof, does hereby constitute and appoint John E. Schlifske, as his or her attorney-in-fact and agent, and in his or her name, place and stead, to execute and sign any registration statement, including any pre-effective or post-effective amendments thereto, together with all exhibits and schedules thereto and other documents and instruments associated therewith to be filed on either Form N-4 or Form N-6 (or on any other applicable form) with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933 and/or the Investment Company Act of 1940 in connection with variable contracts issued through separate accounts that are established by the Company, including the following:

New Variable Life Contracts (the “Contracts”) to be issued through Northwestern Mutual Variable Life Account II (VULP- NY) with the initial registration statements for the Contracts filed with the SEC beginning in September, 2019 or as soon thereafter as practicable.

The undersigned does hereby further authorize said attorney-in-fact and agent to make said filings with the SEC and with any federal or state securities or insurance regulatory authority as they determine to be required or necessary. The undersigned hereby ratifies and confirms all acts of each and either of said attorney-in-fact and agent which they may lawfully do or cause to be done by virtue hereof. As used herein, “variable contracts” means any contracts providing for benefits or values which may vary according to the investment experience of the separate account associated therewith, including variable annuity contracts and variable life insurance policies.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 16th day of September, 2019.

/s/ Nicholas. E. Brathwaite                            Trustee

Nicholas E. Brathwaite

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

TRUSTEES’

POWER OF ATTORNEY

The undersigned Trustee of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, organized by a special act of the Wisconsin Legislature (the “Company”), by his or her execution hereof, or an identical counterpart hereof, does hereby constitute and appoint John E. Schlifske, as his or her attorney-in-fact and agent, and in his or her name, place and stead, to execute and sign any registration statement, including any pre-effective or post-effective amendments thereto, together with all exhibits and schedules thereto and other documents and instruments associated therewith to be filed on either Form N-4 or Form N-6 (or on any other applicable form) with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933 and/or the Investment Company Act of 1940 in connection with variable contracts issued through separate accounts that are established by the Company, including the following:

New Variable Life Contracts (the “Contracts”) to be issued through Northwestern Mutual Variable Life Account II (VULP- NY) with the initial registration statements for the Contracts filed with the SEC beginning in September, 2019 or as soon thereafter as practicable.

The undersigned does hereby further authorize said attorney-in-fact and agent to make said filings with the SEC and with any federal or state securities or insurance regulatory authority as they determine to be required or necessary. The undersigned hereby ratifies and confirms all acts of each and either of said attorney-in-fact and agent which they may lawfully do or cause to be done by virtue hereof. As used herein, “variable contracts” means any contracts providing for benefits or values which may vary according to the investment experience of the separate account associated therewith, including variable annuity contracts and variable life insurance policies.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 16th day of September, 2019.

/s/ David J. Drury                            Trustee

David J. Drury

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

TRUSTEES’

POWER OF ATTORNEY

The undersigned Trustee of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, organized by a special act of the Wisconsin Legislature (the “Company”), by his or her execution hereof, or an identical counterpart hereof, does hereby constitute and appoint John E. Schlifske, as his or her attorney-in-fact and agent, and in his or her name, place and stead, to execute and sign any registration statement, including any pre-effective or post-effective amendments thereto, together with all exhibits and schedules thereto and other documents and instruments associated therewith to be filed on either Form N-4 or Form N-6 (or on any other applicable form) with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933 and/or the Investment Company Act of 1940 in connection with variable contracts issued through separate accounts that are established by the Company, including the following:

New Variable Life Contracts (the “Contracts”) to be issued through Northwestern Mutual Variable Life Account II (VULP- NY) with the initial registration statements for the Contracts filed with the SEC beginning in September, 2019 or as soon thereafter as practicable.

The undersigned does hereby further authorize said attorney-in-fact and agent to make said filings with the SEC and with any federal or state securities or insurance regulatory authority as they determine to be required or necessary. The undersigned hereby ratifies and confirms all acts of each and either of said attorney-in-fact and agent which they may lawfully do or cause to be done by virtue hereof. As used herein, “variable contracts” means any contracts providing for benefits or values which may vary according to the investment experience of the separate account associated therewith, including variable annuity contracts and variable life insurance policies.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 16th day of September, 2019.

/s/ P. Russell Hardin                            Trustee

P. Russell Hardin

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

TRUSTEES’

POWER OF ATTORNEY

The undersigned Trustee of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, organized by a special act of the Wisconsin Legislature (the “Company”), by his or her execution hereof, or an identical counterpart hereof, does hereby constitute and appoint John E. Schlifske, as his or her attorney-in-fact and agent, and in his or her name, place and stead, to execute and sign any registration statement, including any pre-effective or post-effective amendments thereto, together with all exhibits and schedules thereto and other documents and instruments associated therewith to be filed on either Form N-4 or Form N-6 (or on any other applicable form) with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933 and/or the Investment Company Act of 1940 in connection with variable contracts issued through separate accounts that are established by the Company, including the following:

New Variable Life Contracts (the “Contracts”) to be issued through Northwestern Mutual Variable Life Account II (VULP- NY) with the initial registration statements for the Contracts filed with the SEC beginning in September, 2019 or as soon thereafter as practicable.

The undersigned does hereby further authorize said attorney-in-fact and agent to make said filings with the SEC and with any federal or state securities or insurance regulatory authority as they determine to be required or necessary. The undersigned hereby ratifies and confirms all acts of each and either of said attorney-in-fact and agent which they may lawfully do or cause to be done by virtue hereof. As used herein, “variable contracts” means any contracts providing for benefits or values which may vary according to the investment experience of the separate account associated therewith, including variable annuity contracts and variable life insurance policies.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 16th day of September, 2019.

/s/ Hans Helmerich                            Trustee

Hans Helmerich

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

TRUSTEES’

POWER OF ATTORNEY

The undersigned Trustee of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, organized by a special act of the Wisconsin Legislature (the “Company”), by his or her execution hereof, or an identical counterpart hereof, does hereby constitute and appoint John E. Schlifske, as his or her attorney-in-fact and agent, and in his or her name, place and stead, to execute and sign any registration statement, including any pre-effective or post-effective amendments thereto, together with all exhibits and schedules thereto and other documents and instruments associated therewith to be filed on either Form N-4 or Form N-6 (or on any other applicable form) with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933 and/or the Investment Company Act of 1940 in connection with variable contracts issued through separate accounts that are established by the Company, including the following:

New Variable Life Contracts (the “Contracts”) to be issued through Northwestern Mutual Variable Life Account II (VULP- NY) with the initial registration statements for the Contracts filed with the SEC beginning in September, 2019 or as soon thereafter as practicable.

The undersigned does hereby further authorize said attorney-in-fact and agent to make said filings with the SEC and with any federal or state securities or insurance regulatory authority as they determine to be required or necessary. The undersigned hereby ratifies and confirms all acts of each and either of said attorney-in-fact and agent which they may lawfully do or cause to be done by virtue hereof. As used herein, “variable contracts” means any contracts providing for benefits or values which may vary according to the investment experience of the separate account associated therewith, including variable annuity contracts and variable life insurance policies.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 16th day of September, 2019.

/s/ Dale E. Jones                            Trustee

Dale E. Jones

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

TRUSTEES’

POWER OF ATTORNEY

The undersigned Trustee of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, organized by a special act of the Wisconsin Legislature (the “Company”), by his or her execution hereof, or an identical counterpart hereof, does hereby constitute and appoint John E. Schlifske, as his or her attorney-in-fact and agent, and in his or her name, place and stead, to execute and sign any registration statement, including any pre-effective or post-effective amendments thereto, together with all exhibits and schedules thereto and other documents and instruments associated therewith to be filed on either Form N-4 or Form N-6 (or on any other applicable form) with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933 and/or the Investment Company Act of 1940 in connection with variable contracts issued through separate accounts that are established by the Company, including the following:

New Variable Life Contracts (the “Contracts”) to be issued through Northwestern Mutual Variable Life Account II (VULP- NY) with the initial registration statements for the Contracts filed with the SEC beginning in September, 2019 or as soon thereafter as practicable.

The undersigned does hereby further authorize said attorney-in-fact and agent to make said filings with the SEC and with any federal or state securities or insurance regulatory authority as they determine to be required or necessary. The undersigned hereby ratifies and confirms all acts of each and either of said attorney-in-fact and agent which they may lawfully do or cause to be done by virtue hereof. As used herein, “variable contracts” means any contracts providing for benefits or values which may vary according to the investment experience of the separate account associated therewith, including variable annuity contracts and variable life insurance policies.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 16th day of September, 2019.

/s/ David J. Lubar                            Trustee

David J. Lubar

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

TRUSTEES’

POWER OF ATTORNEY

The undersigned Trustee of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, organized by a special act of the Wisconsin Legislature (the “Company”), by his or her execution hereof, or an identical counterpart hereof, does hereby constitute and appoint John E. Schlifske, as his or her attorney-in-fact and agent, and in his or her name, place and stead, to execute and sign any registration statement, including any pre-effective or post-effective amendments thereto, together with all exhibits and schedules thereto and other documents and instruments associated therewith to be filed on either Form N-4 or Form N-6 (or on any other applicable form) with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933 and/or the Investment Company Act of 1940 in connection with variable contracts issued through separate accounts that are established by the Company, including the following:

New Variable Life Contracts (the “Contracts”) to be issued through Northwestern Mutual Variable Life Account II (VULP- NY) with the initial registration statements for the Contracts filed with the SEC beginning in September, 2019 or as soon thereafter as practicable.

The undersigned does hereby further authorize said attorney-in-fact and agent to make said filings with the SEC and with any federal or state securities or insurance regulatory authority as they determine to be required or necessary. The undersigned hereby ratifies and confirms all acts of each and either of said attorney-in-fact and agent which they may lawfully do or cause to be done by virtue hereof. As used herein, “variable contracts” means any contracts providing for benefits or values which may vary according to the investment experience of the separate account associated therewith, including variable annuity contracts and variable life insurance policies.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 16th day of September, 2019.

/s/ Sheila L. Marcelo                            Trustee

Sheila L. Marcelo

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

TRUSTEES’

POWER OF ATTORNEY

The undersigned Trustee of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, organized by a special act of the Wisconsin Legislature (the “Company”), by his or her execution hereof, or an identical counterpart hereof, does hereby constitute and appoint John E. Schlifske, as his or her attorney-in-fact and agent, and in his or her name, place and stead, to execute and sign any registration statement, including any pre-effective or post-effective amendments thereto, together with all exhibits and schedules thereto and other documents and instruments associated therewith to be filed on either Form N-4 or Form N-6 (or on any other applicable form) with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933 and/or the Investment Company Act of 1940 in connection with variable contracts issued through separate accounts that are established by the Company, including the following:

New Variable Life Contracts (the “Contracts”) to be issued through Northwestern Mutual Variable Life Account II (VULP- NY) with the initial registration statements for the Contracts filed with the SEC beginning in September, 2019 or as soon thereafter as practicable.

The undersigned does hereby further authorize said attorney-in-fact and agent to make said filings with the SEC and with any federal or state securities or insurance regulatory authority as they determine to be required or necessary. The undersigned hereby ratifies and confirms all acts of each and either of said attorney-in-fact and agent which they may lawfully do or cause to be done by virtue hereof. As used herein, “variable contracts” means any contracts providing for benefits or values which may vary according to the investment experience of the separate account associated therewith, including variable annuity contracts and variable life insurance policies.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 16th day of September, 2019.

/s/ Randolph W. Melville                            Trustee

Randolph W. Melville

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

TRUSTEES’

POWER OF ATTORNEY

The undersigned Trustee of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, organized by a special act of the Wisconsin Legislature (the “Company”), by his or her execution hereof, or an identical counterpart hereof, does hereby constitute and appoint John E. Schlifske, as his or her attorney-in-fact and agent, and in his or her name, place and stead, to execute and sign any registration statement, including any pre-effective or post-effective amendments thereto, together with all exhibits and schedules thereto and other documents and instruments associated therewith to be filed on either Form N-4 or Form N-6 (or on any other applicable form) with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933 and/or the Investment Company Act of 1940 in connection with variable contracts issued through separate accounts that are established by the Company, including the following:

New Variable Life Contracts (the “Contracts”) to be issued through Northwestern Mutual Variable Life Account II (VULP- NY) with the initial registration statements for the Contracts filed with the SEC beginning in September, 2019 or as soon thereafter as practicable.

The undersigned does hereby further authorize said attorney-in-fact and agent to make said filings with the SEC and with any federal or state securities or insurance regulatory authority as they determine to be required or necessary. The undersigned hereby ratifies and confirms all acts of each and either of said attorney-in-fact and agent which they may lawfully do or cause to be done by virtue hereof. As used herein, “variable contracts” means any contracts providing for benefits or values which may vary according to the investment experience of the separate account associated therewith, including variable annuity contracts and variable life insurance policies.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 16th day of September, 2019.

/s/ Jaime Montemayor                            Trustee

Jaime Montemayor

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

TRUSTEES’

POWER OF ATTORNEY

The undersigned Trustee of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, organized by a special act of the Wisconsin Legislature (the “Company”), by his or her execution hereof, or an identical counterpart hereof, does hereby constitute and appoint John E. Schlifske, as his or her attorney-in-fact and agent, and in his or her name, place and stead, to execute and sign any registration statement, including any pre-effective or post-effective amendments thereto, together with all exhibits and schedules thereto and other documents and instruments associated therewith to be filed on either Form N-4 or Form N-6 (or on any other applicable form) with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933 and/or the Investment Company Act of 1940 in connection with variable contracts issued through separate accounts that are established by the Company, including the following:

New Variable Life Contracts (the “Contracts”) to be issued through Northwestern Mutual Variable Life Account II (VULP- NY) with the initial registration statements for the Contracts filed with the SEC beginning in September, 2019 or as soon thereafter as practicable.

The undersigned does hereby further authorize said attorney-in-fact and agent to make said filings with the SEC and with any federal or state securities or insurance regulatory authority as they determine to be required or necessary. The undersigned hereby ratifies and confirms all acts of each and either of said attorney-in-fact and agent which they may lawfully do or cause to be done by virtue hereof. As used herein, “variable contracts” means any contracts providing for benefits or values which may vary according to the investment experience of the separate account associated therewith, including variable annuity contracts and variable life insurance policies.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 16th day of September, 2019.

/s/ Anne M. Paradis                            Trustee

Anne M. Paradis

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

TRUSTEES’

POWER OF ATTORNEY

The undersigned Trustee of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, organized by a special act of the Wisconsin Legislature (the “Company”), by his or her execution hereof, or an identical counterpart hereof, does hereby constitute and appoint John E. Schlifske, as his or her attorney-in-fact and agent, and in his or her name, place and stead, to execute and sign any registration statement, including any pre-effective or post-effective amendments thereto, together with all exhibits and schedules thereto and other documents and instruments associated therewith to be filed on either Form N-4 or Form N-6 (or on any other applicable form) with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933 and/or the Investment Company Act of 1940 in connection with variable contracts issued through separate accounts that are established by the Company, including the following:

New Variable Life Contracts (the “Contracts”) to be issued through Northwestern Mutual Variable Life Account II (VULP- NY) with the initial registration statements for the Contracts filed with the SEC beginning in September, 2019 or as soon thereafter as practicable.

The undersigned does hereby further authorize said attorney-in-fact and agent to make said filings with the SEC and with any federal or state securities or insurance regulatory authority as they determine to be required or necessary. The undersigned hereby ratifies and confirms all acts of each and either of said attorney-in-fact and agent which they may lawfully do or cause to be done by virtue hereof. As used herein, “variable contracts” means any contracts providing for benefits or values which may vary according to the investment experience of the separate account associated therewith, including variable annuity contracts and variable life insurance policies.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 16th day of September, 2019.

/s/ John E. Schlifske                            Trustee

John E. Schlifske

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

TRUSTEES’

POWER OF ATTORNEY

The undersigned Trustee of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, organized by a special act of the Wisconsin Legislature (the “Company”), by his or her execution hereof, or an identical counterpart hereof, does hereby constitute and appoint John E. Schlifske, as his or her attorney-in-fact and agent, and in his or her name, place and stead, to execute and sign any registration statement, including any pre-effective or post-effective amendments thereto, together with all exhibits and schedules thereto and other documents and instruments associated therewith to be filed on either Form N-4 or Form N-6 (or on any other applicable form) with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933 and/or the Investment Company Act of 1940 in connection with variable contracts issued through separate accounts that are established by the Company, including the following:

New Variable Life Contracts (the “Contracts”) to be issued through Northwestern Mutual Variable Life Account II (VULP- NY) with the initial registration statements for the Contracts filed with the SEC beginning in September, 2019 or as soon thereafter as practicable.

The undersigned does hereby further authorize said attorney-in-fact and agent to make said filings with the SEC and with any federal or state securities or insurance regulatory authority as they determine to be required or necessary. The undersigned hereby ratifies and confirms all acts of each and either of said attorney-in-fact and agent which they may lawfully do or cause to be done by virtue hereof. As used herein, “variable contracts” means any contracts providing for benefits or values which may vary according to the investment experience of the separate account associated therewith, including variable annuity contracts and variable life insurance policies.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 16th day of September, 2019.

/s/ Mary Ellen Stanek                            Trustee

Mary Ellen Stanek

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

TRUSTEES’

POWER OF ATTORNEY

The undersigned Trustee of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, organized by a special act of the Wisconsin Legislature (the “Company”), by his or her execution hereof, or an identical counterpart hereof, does hereby constitute and appoint John E. Schlifske, as his or her attorney-in-fact and agent, and in his or her name, place and stead, to execute and sign any registration statement, including any pre-effective or post-effective amendments thereto, together with all exhibits and schedules thereto and other documents and instruments associated therewith to be filed on either Form N-4 or Form N-6 (or on any other applicable form) with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933 and/or the Investment Company Act of 1940 in connection with variable contracts issued through separate accounts that are established by the Company, including the following:

New Variable Life Contracts (the “Contracts”) to be issued through Northwestern Mutual Variable Life Account II (VULP- NY) with the initial registration statements for the Contracts filed with the SEC beginning in September, 2019 or as soon thereafter as practicable.

The undersigned does hereby further authorize said attorney-in-fact and agent to make said filings with the SEC and with any federal or state securities or insurance regulatory authority as they determine to be required or necessary. The undersigned hereby ratifies and confirms all acts of each and either of said attorney-in-fact and agent which they may lawfully do or cause to be done by virtue hereof. As used herein, “variable contracts” means any contracts providing for benefits or values which may vary according to the investment experience of the separate account associated therewith, including variable annuity contracts and variable life insurance policies.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 16th day of September, 2019.

/s/ S. Scott Voynich                            Trustee

S. Scott Voynich

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

TRUSTEES’

POWER OF ATTORNEY

The undersigned Trustee of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, organized by a special act of the Wisconsin Legislature (the “Company”), by his or her execution hereof, or an identical counterpart hereof, does hereby constitute and appoint John E. Schlifske, as his or her attorney-in-fact and agent, and in his or her name, place and stead, to execute and sign any registration statement, including any pre-effective or post-effective amendments thereto, together with all exhibits and schedules thereto and other documents and instruments associated therewith to be filed on either Form N-4 or Form N-6 (or on any other applicable form) with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933 and/or the Investment Company Act of 1940 in connection with variable contracts issued through separate accounts that are established by the Company, including the following:

New Variable Life Contracts (the “Contracts”) to be issued through Northwestern Mutual Variable Life Account II (VULP- NY) with the initial registration statements for the Contracts filed with the SEC beginning in September, 2019 or as soon thereafter as practicable.

The undersigned does hereby further authorize said attorney-in-fact and agent to make said filings with the SEC and with any federal or state securities or insurance regulatory authority as they determine to be required or necessary. The undersigned hereby ratifies and confirms all acts of each and either of said attorney-in-fact and agent which they may lawfully do or cause to be done by virtue hereof. As used herein, “variable contracts” means any contracts providing for benefits or values which may vary according to the investment experience of the separate account associated therewith, including variable annuity contracts and variable life insurance policies.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 16th day of September, 2019.

/s/ Ralph A. Weber                            Trustee

Ralph A. Weber

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

TRUSTEES’

POWER OF ATTORNEY

The undersigned Trustee of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, organized by a special act of the Wisconsin Legislature (the “Company”), by his or her execution hereof, or an identical counterpart hereof, does hereby constitute and appoint John E. Schlifske, as his or her attorney-in-fact and agent, and in his or her name, place and stead, to execute and sign any registration statement, including any pre-effective or post-effective amendments thereto, together with all exhibits and schedules thereto and other documents and instruments associated therewith to be filed on either Form N-4 or Form N-6 (or on any other applicable form) with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933 and/or the Investment Company Act of 1940 in connection with variable contracts issued through separate accounts that are established by the Company, including the following:

New Variable Life Contracts (the “Contracts”) to be issued through Northwestern Mutual Variable Life Account II (VULP- NY) with the initial registration statements for the Contracts filed with the SEC beginning in September, 2019 or as soon thereafter as practicable.

The undersigned does hereby further authorize said attorney-in-fact and agent to make said filings with the SEC and with any federal or state securities or insurance regulatory authority as they determine to be required or necessary. The undersigned hereby ratifies and confirms all acts of each and either of said attorney-in-fact and agent which they may lawfully do or cause to be done by virtue hereof. As used herein, “variable contracts” means any contracts providing for benefits or values which may vary according to the investment experience of the separate account associated therewith, including variable annuity contracts and variable life insurance policies.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 16th day of September, 2019.

/s/ Benjamin F. Wilson                            Trustee

Benjamin F. Wilson

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

TRUSTEES’

POWER OF ATTORNEY

The undersigned Trustee of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, organized by a special act of the Wisconsin Legislature (the “Company”), by his or her execution hereof, or an identical counterpart hereof, does hereby constitute and appoint John E. Schlifske, as his or her attorney-in-fact and agent, and in his or her name, place and stead, to execute and sign any registration statement, including any pre-effective or post-effective amendments thereto, together with all exhibits and schedules thereto and other documents and instruments associated therewith to be filed on either Form N-4 or Form N-6 (or on any other applicable form) with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933 and/or the Investment Company Act of 1940 in connection with variable contracts issued through separate accounts that are established by the Company, including the following:

New Variable Life Contracts (the “Contracts”) to be issued through Northwestern Mutual Variable Life Account II (VULP- NY) with the initial registration statements for the Contracts filed with the SEC beginning in September, 2019 or as soon thereafter as practicable.

The undersigned does hereby further authorize said attorney-in-fact and agent to make said filings with the SEC and with any federal or state securities or insurance regulatory authority as they determine to be required or necessary. The undersigned hereby ratifies and confirms all acts of each and either of said attorney-in-fact and agent which they may lawfully do or cause to be done by virtue hereof. As used herein, “variable contracts” means any contracts providing for benefits or values which may vary according to the investment experience of the separate account associated therewith, including variable annuity contracts and variable life insurance policies.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 16th day of September, 2019.

/s/ Juan C. Zarate                            Trustee

Juan C. Zarate